Atkore Expands Scope of Strategic Alternatives Review to Maximize Shareholder Value Board and Management Team Will Consider Options Including a Potential Sale or Merger of Entire Company Enters into Cooperation Agreement with Irenic Capital Management; Will Expand Board of Directors 11/20/2025 HARVEY, Ill.--(BUSINESS WIRE)-- Atkore Inc. (“Atkore” or the “Company”) (NYSE: ATKR) today announced that its Board of Directors (the “Board”) has expanded the scope of its previously announced review of strategic alternatives to include assets outside of its core electrical infrastructure portfolio. As part of this expanded review, the Board and management team will consider a broader range of alternatives to maximize shareholder value, including, among other things, a potential sale or merger of the whole company. Bill Waltz, Atkore President and CEO said, “The Atkore Board remains steadfast in its commitment to maximize shareholder value, and has authorized Citi and J.P. Morgan Securities LLC to assist us in expanding the scope of our strategic review process.” “As the Board conducts its expanded strategic review process, management will continue to take actions to strengthen the business, including focusing on our core electrical infrastructure business and improving our cost structure to drive profitable growth,” said Atkore’s Chairman of the Board of Directors. There can be no assurance that the strategic alternatives review will result in the Company pursuing a transaction or any specific outcome. There is no deadline or definitive timetable set for completion of the strategic alternatives review. Atkore does not intend to make any further public comment on the process unless and until it determines that further disclosure is appropriate or necessary. Waltz continued, “Due to the Board’s decision to expand our strategic alternatives process, I have decided to stay on as CEO through at least the conclusion of the strategic review.” Board of Directors Update Atkore also announced today it will appoint Franklin Edmonds to its Board of Directors as part of a cooperation agreement with Irenic Capital Management LP (together with its affiliates, “Irenic”). With the addition of Mr. Edmonds, Atkore will expand its Board to ten directors, nine of whom will be independent. Additionally, the Board will form a Strategic Review Committee to oversee, evaluate and provide advice to the full Board regarding its review of strategic alternatives, including a potential sale or merger of the entire Company.

Once formed, Bruce Taten will be appointed to serve as a Special Advisor to the Strategic Review Committee. “We are pleased to welcome Frank to our Board,” said Michael Schrock, Chair of the Atkore Board of Directors. “Frank brings valuable industry perspective, coupled with extensive experience analyzing and investing in public and private enterprises, which will complement the current skillsets on the Board. We also look forward to benefiting from Bruce’s expertise on the Strategic Review Committee. We believe that Frank and Bruce will provide important insights as we conduct our thorough review to determine the best path forward for the Company and shareholders.” Pursuant to the cooperation agreement, Irenic has agreed to customary standstill and voting commitments, and other provisions. The cooperation agreement will be filed on a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). “We appreciate the Board’s collaborative approach, and we believe the Company is taking the right steps to achieve our shared goal of value creation,” said Adam Katz, Co-founder and Chief Investment Officer of Irenic. “Irenic invested in Atkore because we believe the Company is well positioned to successfully unlock significant value, and we believe the Board and the executive leadership team are committed to taking actions that advance the interests of all shareholders.” Advisors Citi is serving as lead financial advisor to Atkore, Debevoise & Plimpton LLP is serving as legal advisor and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor. J.P. Morgan Securities LLC is also serving as financial advisor to Atkore. Wilkie Farr & Gallagher LLP is serving as legal counsel and Longacre Square Partners is serving as strategy and communications advisor to Irenic. About Franklin Edmonds Franklin Edmonds is an experienced investor with broad industry expertise. He currently serves a Partner at Covey Hill, an investment firm. Prior to Covey Hill, he served as Head of Research and a Managing Partner at Panning Capital Management. He previously was a Partner at King Street Capital Management, where he was one of four members of the firm’s global Investment Committee. Earlier in his career, Mr. Edmonds also worked for Oak Hill Advisors and Lehman Brothers. He currently serves on the boards of the University of Virginia Investment Management Company (UVIMCO), the Darden Graduate School of Business and the Jefferson Scholars Foundation. Mr. Edmonds earned his bachelor’s degree, MBA and J.D. from The University of Virginia. About Bruce Taten Bruce Taten brings considerable experience as a public company director and more than two decades of corporate law expertise. Mr. Taten currently serves on the Board of Directors of Aviat Networks (NASDAQ: AVNW), where he serves as Chairman of the

Compensation Committee. He has also served on the Board of Directors of Jeld-Wen Holdings, Inc. (NYSE: JELD) since 2014, where he serves as Chair of the Governance and Nominating Committee and former chair of the Compensation Committee. Mr. Taten served as Senior Vice President, General Counsel and Chief Compliance Officer for Cooper Industries, plc from 2008 until its merger with Eaton Corporation in October 2012. Prior to Cooper Industries, Mr. Taten was Vice President and General Counsel at Nabors Industries from 2003 until 2008 and earlier practiced as an attorney with Simpson Thacher & Bartlett LLP and Sutherland Asbill & Brennan LLP. Mr. Taten holds a B.S. and Masters degree from Georgetown University and a J.D. from Vanderbilt University. About Atkore Inc. Atkore is a leading manufacturer of electrical products for commercial, industrial, data center, telecommunications, and solar applications. With 5,400 employees and $2.9B in sales in fiscal year 2025, we deliver sustainable solutions to meet the growing demands of electrification and digital transformation. To learn more, please visit www.atkore.com. About Irenic Capital Management Irenic Capital Management LP is an investment management firm founded by Adam Katz and Andy Dodge. Based in New York City, Irenic works collaboratively with publicly traded companies to ensure operating activities, capital deployment and management incentives are all aligned to create value for the company and its owners. For more information about Irenic, please visit www.irenicmgmt.com. Dissemination of Company Information Atkore intends to make future announcements regarding company developments and financial performance through its website, www.atkore.com, as well as through press releases, filings with the Securities and Exchange Commission, conference calls, media broadcasts, and webcasts. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements include, without limitation, statements about the Company’s review of strategic alternatives and all matters that are not historical facts. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: whether we will be able to identify or develop any strategic alternatives; our ability to execute on material aspects of any strategic alternatives that are identified and pursued; whether we can achieve the potential benefits of any strategic alternatives; the occurrence of any event, change or other circumstances that could give rise to the abandonment of the pursuit of a strategic alternative; risks related to potential litigation brought in connection with the review of strategic alternatives; uncertainties as to the timing of the review of strategic alternatives;

risks and costs related to the review of strategic alternatives; risks related to disruption of management time from ongoing business operations due to the review of strategic alternatives; and effects of the announcement, pendency or completion of the review of strategic alternatives on the ability of the Company to retain and hire key personnel and maintain relationships with its suppliers, and on its operating results and businesses generally. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the SEC including but not limited to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. The Company assumes no obligation to update the information contained herein, which speaks only as of the date hereof. Investor Contact: Matthew Kline Vice President – Treasury & Investor Relations 708-225-2116 Investors@atkore.com Media Contact: Lisa Winter Vice President – Communications 708-225-2453 AtkoreCommunications@atkore.com For Irenic: Longacre Square Partners Irenic@Longacresquare.com with a copy to: Willkie Farr & Gallagher LLP Maurice Lefkort; Jared Fertman; Amanda M. Burke mlefkort@willkie.com; jfertman@willkie.com; aburke@willkie.com Source: Atkore Inc.